Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Interest Income
Loans held for sale	$661	$576	$470	$393	$341
Loans held in portfolio	2,862	2,754	2,544	2,421	2,226
Available-for-sale securities	238	234	224	157	163
Trading securities	114	91	79	66	40
Other interest and dividend income	65	51	43	29	41
Total interest income	3,940	3,706	3,360	3,066	2,811
Interest Expense
Deposits	996	852	696	604	539
Borrowings	1,028	928	774	612	532
Total interest expense	2,024	1,780	1,470	1,216	1,071
Net interest income	1,916	1,926	1,890	1,850	1,740
Provision for loan and lease losses	52	31	16	37	56
Net interest income after provision for loan and lease losses	1,864	1,895	1,874	1,813	1,684
Noninterest Income
Revenue from sales and servicing of home mortgage loans	714	118	777	352	504
Depositor and other retail banking fees	578	540	490	515	514
Securities fees and commissions	111	112	110	110	104
Insurance income	42	47	46	47	61
Portfolio loan related income	103	96	85	101	109
Trading securities income (loss)	(171)	285	(98)	26	51
Gain (loss) from other available-for-sale securities	(32)	25	(122)	(23)	11
Loss on extinguishment of borrowings	–	–	–	–	(147)
Other income	29	44	120	89	57
Total noninterest income	1,374	1,267	1,408	1,217	1,264
Noninterest Expense
Compensation and benefits	939	886	876	839	841
Occupancy and equipment	372	350	402	462	404
Telecommunications and outsourced information services	108	100	104	115	118
Depositor and other retail banking losses	61	49	55	61	54
Advertising and promotion	81	77	55	57	76
Professional fees	48	38	34	54	34
Other expense	316	328	313	350	342
Total noninterest expense	1,925	1,828	1,839	1,938	1,869
Income before income taxes	1,313	1,334	1,443	1,092	1,079
Income taxes	492	490	541	424	405
Net Income	$821	$844	$902	$668	$674

Earnings Per Common Share:
Basic	$0.95	$0.98	$1.04	$0.77	$0.78
Diluted	0.92	0.95	1.01	0.76	0.76

Dividends declared per common share	0.48	0.47	0.46	0.45	0.44
Basic weighted average number of common shares outstanding (in thousands)	866,541	865,221	864,933	863,055	862,004
Diluted weighted average number of common shares outstanding (in thousands)	888,495	887,250	888,789	883,991	882,323

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2005	2004
Interest Income
Loans held for sale	$1,708	$1,079
Loans held in portfolio	8,160	6,404
Available-for-sale securities	695	607
Trading securities	284	85
Other interest and dividend income	160	109
Total interest income	11,007	8,284
Interest Expense
Deposits	2,544	1,440
Borrowings	2,731	1,578
Total interest expense	5,275	3,018
Net interest income	5,732	5,266
Provision for loan and lease losses	99	172
Net interest income after provision for loan and lease losses	5,633	5,094
Noninterest Income
Revenue from sales and servicing of home mortgage loans	1,609	1,035
Depositor and other retail banking fees	1,608	1,484
Securities fees and commissions	334	315
Insurance income	135	179
Portfolio loan related income	284	299
Trading securities income	15	64
Gain (loss) from other available-for-sale securities	(129)	73
Loss on extinguishment of borrowings	–	(237)
Other income	192	183
Total noninterest income	4,048	3,395
Noninterest Expense
Compensation and benefits	2,701	2,589
Occupancy and equipment	1,124	1,197
Telecommunications and outsourced information services	311	364
Depositor and other retail banking losses	165	134
Advertising and promotion	213	219
Professional fees	119	105
Other expense	958	989
Total noninterest expense	5,591	5,597
Income from continuing operations before income taxes	4,090	2,892
Income taxes	1,523	1,081
Income from continuing operations, net of taxes	2,567	1,811
Discontinued Operations
Loss from discontinued operations before income taxes	–	(32)
Gain on disposition of discontinued operations	–	676
Income taxes	–	245
Income from discontinued operations, net of taxes	–	399
Net Income	$2,567	$2,210

Basic Earnings Per Common Share:
Income from continuing operations	$2.97	$2.10
Income from discontinued operations, net	–	0.46
Net income	2.97	2.56

Diluted Earnings Per Common Share:
Income from continuing operations	2.89	2.05
Income from discontinued operations, net	–	0.45
Net income	2.89	2.50

Dividends declared per common share	1.41	1.29
Basic weighted average number of common shares outstanding (in thousands)	865,571	861,933
Diluted weighted average number of common shares outstanding (in thousands)	888,184	884,068

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Assets
Cash and cash equivalents	$4,924	$4,614	$4,811	$4,455	$4,689
Federal funds sold and securities purchased under agreements to resell	3,194	625	1,152	82	30
Trading securities	7,351	5,687	6,066	5,588	3,113
Available-for-sale securities, total amortized cost of $20,757, $18,999, $20,569, $19,047 and $16,312:
Mortgage-backed securities	17,161	14,396	15,947	14,923	10,168
Investment securities	3,603	4,852	4,756	4,296	6,319
Loans held for sale	48,018	51,122	41,197	42,743	29,184
Loans held in portfolio	218,194	212,737	214,114	207,071	206,158
Allowance for loan and lease losses	(1,264)	(1,243)	(1,280)	(1,301)	(1,322)
Total loans held in portfolio, net of allowance for loan and lease losses	216,930	211,494	212,834	205,770	204,836
Investment in Federal Home Loan Banks	4,228	4,194	3,973	4,059	3,883
Mortgage servicing rights	7,042	5,730	6,802	5,906	6,112
Goodwill	6,196	6,196	6,196	6,196	6,196
Other assets	14,975	14,623	15,962	13,900	14,298
Total assets	$333,622	$323,533	$319,696	$307,918	$288,828
Liabilities
Deposits:
Noninterest-bearing deposits	$36,850	$35,518	$34,941	$32,780	$32,250
Interest-bearing deposits	153,562	148,799	148,690	140,878	136,445
Total deposits	190,412	184,317	183,631	173,658	168,695
Federal funds purchased and commercial paper	7,229	5,864	2,053	4,045	7,025
Securities sold under agreements to repurchase	14,508	14,089	16,716	15,944	15,611
Advances from Federal Home Loan Banks	69,405	71,534	66,730	70,074	59,758
Other borrowings	23,994	20,752	21,938	18,498	12,747
Other liabilities	5,478	4,627	6,861	4,473	4,172
Total liabilities	311,026	301,183	297,929	286,692	268,008
Stockholders’ equity	22,596	22,350	21,767	21,226	20,820
Total liabilities and stockholders’ equity	$333,622	$323,533	$319,696	$307,918	$288,828
Common shares outstanding at end of period (in thousands)(1)	877,651	878,384	877,287	874,262	873,085
Book value per common share(2)	$25.92	$25.62	$24.98	$24.45	$24.01
Tangible book value per common share(2)	18.97	18.66	18.01	17.45	16.99
Employees at end of period	56,214	54,377	52,488	52,579	55,488

(1)  Includes 6,000,000 shares held in escrow in all periods reported.

(2)  Excludes 6,000,000 shares held in escrow in all periods reported.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Stockholders’ Equity Rollforward
Balance, beginning of period	$22,350	$21,767	$21,226	$20,820	$20,369
Net income	821	844	902	668	674
Other comprehensive (loss) income, net of tax	(158)	98	(8)	49	98
Cash dividends declared on common stock	(419)	(409)	(402)	(390)	(381)
Common stock repurchased and retired	(98)	–	(100)	–	–
Common stock issued	100	50	149	79	60
Balance, end of period	$22,596	$22,350	$21,767	$21,226	$20,820

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2005	2005	2005	2004	2004	2005	2004
RETAIL BANKING AND FINANCIAL SERVICES GROUP
Condensed income statement:
Net interest income	$1,346	$1,384	$1,343	$1,323	$1,255	$4,074	$3,666
Provision for loan and lease losses	51	42	37	34	42	130	144
Noninterest income	786	751	695	717	715	2,232	2,041
Inter-segment revenue	12	11	12	8	3	34	15
Noninterest expense	1,211	1,173	1,146	1,129	1,113	3,530	3,293
Income before income taxes	882	931	867	885	818	2,680	2,285
Income taxes	334	352	328	318	310	1,013	866
Net income	$548	$579	$539	$567	$508	$1,667	$1,419
Performance and other data:
Efficiency ratio(1)	50.41%	48.61%	49.74%	48.83%	49.83%	49.59%	50.79%
Average loans	$179,361	$181,396	$177,635	$177,204	$167,569	$179,468	$158,670
Average assets	191,909	194,008	190,478	189,873	180,003	192,135	170,935
Average deposits	138,741	135,539	132,982	132,773	131,850	135,775	129,518
Loan volume	11,191	11,704	12,493	13,337	14,178	35,389	41,944
Employees at end of period	30,030	28,950	27,609	27,336	27,104	30,030	27,104

HOME LOANS GROUP
Condensed income statement:
Net interest income	$327	$303	$286	$293	$287	$916	$945
Noninterest income	530	617	682	566	769	1,830	1,738
Inter-segment expense	12	11	12	8	3	34	15
Noninterest expense	580	574	567	629	614	1,720	1,957
Income before income taxes	265	335	389	222	439	992	711
Income taxes	100	127	147	80	166	374	268
Net income	$165	$208	$242	$142	$273	$618	$443
Performance and other data:
Efficiency ratio(1)	62.41%	57.43%	53.85%	67.71%	53.31%	57.72%	67.52%
Average loans	$33,415	$31,434	$27,765	$24,880	$22,611	$30,892	$23,158
Average assets	54,062	51,542	49,019	44,195	40,037	51,559	41,168
Average deposits	15,402	13,940	13,107	15,121	15,385	14,158	16,695
Loan volume	48,082	44,855	38,498	41,782	40,491	131,435	140,430
Employees at end of period	12,958	12,534	12,565	13,843	16,524	12,958	16,524

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$356	$346	$320	$318	$320	$1,022	$996
Provision for loan and lease losses	4	2	2	9	7	7	31
Noninterest income	156	70	156	57	64	381	246
Noninterest expense	185	179	161	182	154	525	438
Income before income taxes	323	235	313	184	223	871	773
Income taxes	122	88	118	65	84	328	292
Net income	$201	$147	$195	$119	$139	$543	$481
Performance and other data:
Efficiency ratio(1)	30.34%	35.90%	27.65%	40.40%	32.26%	31.08%	28.12%
Average loans	$50,441	$46,180	$40,734	$39,956	$37,871	$45,823	$37,232
Average assets	54,970	50,514	44,793	44,003	42,125	50,132	41,963
Average deposits	8,646	7,641	7,298	7,744	7,775	7,867	6,894
Loan volume	11,392	11,039	8,430	7,997	7,102	30,860	20,981
Employees at end of period	3,923	3,747	3,484	3,385	3,490	3,923	3,490

(This table is continued on “WM-6”.)

(1)  The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income.)

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
(This table is continued from “WM-5”.)	2005	2005	2005	2004	2004	2005	2004
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(228)	$(222)	$(172)	$(197)	$(232)	$(623)	$(660)
Provision for loan and lease losses	–	–	–	2	1	1	2
Noninterest income (expense)	(48)	(36)	(63)	16	(122)	(147)	(161)
Noninterest expense	161	112	173	210	200	446	541
Loss from continuing operations before income taxes	(437)	(370)	(408)	(393)	(555)	(1,217)	(1,364)
Income tax benefit	(176)	(148)	(164)	(160)	(216)	(488)	(532)
Loss from continuing operations	(261)	(222)	(244)	(233)	(339)	(729)	(832)
Income from discontinued operations, net of taxes	–	–	–	–	–	–	399
Net loss	$(261)	$(222)	$(244)	$(233)	$(339)	$(729)	$(433)
Performance and other data:
Average loans	$1,096	$1,053	$1,049	$961	$928	$1,066	$864
Average assets	28,051	26,525	25,664	20,953	23,326	26,756	27,365
Average deposits	25,531	26,401	21,798	18,235	13,856	24,590	9,457
Loan volume	67	20	94	105	54	181	156
Employees at end of period	9,303	9,146	8,830	8,015	8,370	9,303	8,370

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(2)	$115	$115	$113	$113	$110	$343	$319
Provision (reversal of reserve) for loan and lease losses(3)	(3)	(13)	(23)	(8)	6	(39)	(5)
Noninterest income (expense)(4)	(50)	(135)	(62)	(139)	(162)	(248)	(469)
Noninterest (income) expense(5)	(212)	(210)	(208)	(212)	(212)	(630)	(632)
Income before income taxes	280	203	282	194	154	764	487
Income taxes(6)	112	71	112	121	61	296	187
Net income	$168	$132	$170	$73	$93	$468	$300
Performance and other data:
Average loans(7)	$(1,550)	$(1,541)	$(1,556)	$(1,622)	$(1,600)	$(1,549)	$(1,553)
Average assets(7)(8)	(1,700)	(1,744)	(1,782)	(1,866)	(1,822)	(1,742)	(1,745)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,916	$1,926	$1,890	$1,850	$1,740	$5,732	$5,266
Provision for loan and lease losses	52	31	16	37	56	99	172
Noninterest income	1,374	1,267	1,408	1,217	1,264	4,048	3,395
Noninterest expense	1,925	1,828	1,839	1,938	1,869	5,591	5,597
Income from continuing operations before income taxes	1,313	1,334	1,443	1,092	1,079	4,090	2,892
Income taxes	492	490	541	424	405	1,523	1,081
Income from continuing operations	821	844	902	668	674	2,567	1,811
Income from discontinued operations, net of taxes	–	–	–	–	–	–	399
Net income	$821	$844	$902	$668	$674	$2,567	$2,210
Performance and other data:
Efficiency ratio(9)	58.52%	57.24%	55.77%	63.18%	62.19%	57.17%	64.63%
Average loans	$262,763	$258,522	$245,627	$241,379	$227,379	$255,700	$218,371
Average assets	327,292	320,845	308,172	297,158	283,669	318,840	279,686
Average deposits	188,320	183,521	175,185	173,873	168,866	182,390	162,564
Loan volume	70,732	67,618	59,515	63,221	61,825	197,865	203,511
Employees at end of period	56,214	54,377	52,488	52,579	55,488	56,214	55,488

(2)       Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services Group and the amount recognized in the Company’s Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking and Financial Services Group includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(3)       Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(4)       Represents the difference between gain from mortgage loans recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income. As the Home Loans Group holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(5)       Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(6)       Represents the tax effect of reconciling adjustments.

(7)       Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services Group recognized from the transfer of portfolio loans from the Home Loans Group.

(8)       Includes the impact to the allowance for the loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Quarter Ended					Nine Months Ended
Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
2005	2005	2005	2004	2004	2005	2004
$(150)	$(203)	$(226)	$(244)	$(222)	$(193)	$(192)

(9)    The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
PROFITABILITY
Net interest income	$1,916	$1,926	$1,890	$1,850	$1,740
Net interest margin	2.61%	2.66%	2.73%	2.79%	2.77%
Noninterest income	$1,374	$1,267	$1,408	$1,217	$1,264
Noninterest expense	1,925	1,828	1,839	1,938	1,869
Basic earnings per common share	$0.95	$0.98	$1.04	$0.77	$0.78
Diluted earnings per common share	0.92	0.95	1.01	0.76	0.76
Dividends declared per common share	0.48	0.47	0.46	0.45	0.44
Return on average assets	1.00%	1.05%	1.17%	0.90%	0.95%
Return on average common equity	14.66	15.33	16.63	12.71	13.03
Efficiency ratio(1)	58.52	57.24	55.77	63.18	62.19

ASSET QUALITY
Nonaccrual loans(2)(3)	$1,465	$1,463	$1,569	$1,534	$1,471
Foreclosed assets(3)	256	256	264	261	281
Total nonperforming assets(2)(3)	1,721	1,719	1,833	1,795	1,752
Nonperforming assets/total assets(2)(3)	0.52%	0.53%	0.57%	0.58%	0.61%
Restructured loans(3)	$25	$25	$27	$34	$38
Total nonperforming assets and restructured loans(2)(3)	1,746	1,744	1,860	1,829	1,790
Allowance for loan and lease losses(3)	1,264	1,243	1,280	1,301	1,322
Allowance as a percentage of total loans held in portfolio(3)	0.58%	0.58%	0.60%	0.63%	0.64%
Provision for loan and lease losses	$52	$31	$16	$37	$56
Net charge-offs	31	39	37	38	27

CAPITAL ADEQUACY(3)
Capital Ratios at WMI-consolidated level:
Stockholders’ equity/total assets	6.77%	6.91%	6.81%	6.89%	7.21%
Tangible common equity(4)/total tangible assets(4)	5.09	5.13	5.03	5.05	5.26
Estimated total risk-based capital/total risk-weighted assets(5)	10.77	11.10	11.21	11.34	10.64
Capital Ratios at WMB-bank only level (well-capitalized minimum)(6):
Tier 1 capital to adjusted total assets (5.00%)	5.85	5.74	5.69	5.46	5.85
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.50	8.38	8.40	8.12	8.24
Total risk-based capital to total risk-weighted assets (10.00%)	11.49	11.51	11.68	11.68	10.94

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$49,747	$44,884	$38,307	$33,083	$28,220
Total loans held in portfolio	213,016	213,638	207,320	208,296	199,159
Total interest-earning assets	296,568	290,876	277,080	266,375	252,235
Total assets	327,292	320,845	308,172	297,158	283,669
Total interest-bearing deposits	151,587	149,144	142,639	139,938	135,600
Total noninterest-bearing deposits	36,733	34,377	32,546	33,935	33,266
Total stockholders’ equity	22,412	22,014	21,680	21,025	20,703
Period-end balance sheet:
Loans held for sale	48,018	51,122	41,197	42,743	29,184
Loans held in portfolio, net of allowance for loan and lease losses	216,930	211,494	212,834	205,770	204,836
Interest-earning assets	301,749	293,613	287,205	278,762	258,855
Total assets	333,622	323,533	319,696	307,918	288,828
Interest-bearing deposits	153,562	148,799	148,690	140,878	136,445
Noninterest-bearing deposits	36,850	35,518	34,941	32,780	32,250
Total stockholders’ equity	22,596	22,350	21,767	21,226	20,820

(1)        The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(2)        Excludes nonaccrual loans held for sale.

(3)        As of quarter end.

(4)       Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(5)       Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

(6)        Capital ratios for Washington Mutual Bank (“WMB”) at September 30, 2005 are preliminary.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2005			June 30, 2005			Sept. 30, 2004
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$2,891	3.52%	$26	$1,972	2.96%	$15	$922	1.44%	$3
Trading securities	6,532	6.97	114	6,252	5.85	91	2,396	6.61	40
Available-for-sale securities(1):
Mortgage-backed securities	15,666	4.72	185	15,065	4.67	176	9,726	3.85	94
Investment securities	4,321	4.94	53	4,764	4.84	58	7,597	3.62	69
Loans held for sale(2)	49,747	5.30	661	44,884	5.13	576	28,220	4.83	341
Loans held in portfolio(2):
Loans secured by real estate:
Home	108,783	4.97	1,353	111,272	4.80	1,336	108,594	4.19	1,137
Specialty mortgage finance(3)	20,298	5.07	257	20,913	5.20	272	16,279	4.57	186
Total home loans	129,081	4.99	1,610	132,185	4.87	1,608	124,873	4.24	1,323
Home equity loans and lines of credit	49,237	6.08	753	47,200	5.71	672	38,329	4.55	438
Home construction(4)	2,001	6.31	32	2,047	6.43	33	2,693	5.41	36
Multi-family	24,550	5.38	330	23,715	5.17	307	21,240	4.90	260
Other real estate	4,904	7.12	88	5,092	6.50	83	6,364	5.78	93
Total loans secured by real estate	209,773	5.35	2,813	210,239	5.14	2,703	193,499	4.44	2,150
Consumer	686	10.67	18	722	10.75	19	860	10.17	22
Commercial business	2,557	4.74	31	2,677	4.69	32	4,800	4.43	54
Total loans held in portfolio	213,016	5.36	2,862	213,638	5.16	2,754	199,159	4.46	2,226
Other	4,395	3.51	39	4,301	3.45	36	4,215	3.62	38
Total interest-earning assets	296,568	5.30	3,940	290,876	5.10	3,706	252,235	4.45	2,811
Noninterest-earning assets:
Mortgage servicing rights	6,408			6,195			6,698
Goodwill	6,196			6,196			6,196
Other assets	18,120			17,578			18,540
Total assets	$327,292			$320,845			$283,669
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$45,305	2.12	242	$47,654	1.86	221	$54,377	1.25	172
Savings and money market deposits	42,944	1.92	208	41,424	1.60	165	43,278	1.27	138
Time deposits	63,338	3.41	546	60,066	3.10	466	37,945	2.40	229
Total interest-bearing deposits	151,587	2.60	996	149,144	2.28	852	135,600	1.58	539
Federal funds purchased and commercial paper	6,719	3.60	61	2,749	3.09	21	2,733	1.54	10
Securities sold under agreements to repurchase	13,159	3.65	123	16,390	3.13	130	14,213	2.75	100
Advances from Federal Home Loan Banks	68,597	3.54	620	69,512	3.21	563	59,227	2.02	306
Other	21,734	4.12	224	21,491	4.00	214	12,922	3.62	116
Total interest-bearing liabilities	261,796	3.05	2,024	259,286	2.74	1,780	224,695	1.89	1,071
Noninterest-bearing sources:
Noninterest-bearing deposits	36,733			34,377			33,266
Other liabilities	6,351			5,168			5,005
Stockholders’ equity	22,412			22,014			20,703
Total liabilities and stockholders’ equity	$327,292			$320,845			$283,669
Net interest spread and net interest income		2.25	$1,916		2.36	$1,926		2.56	$1,740
Impact of noninterest-bearing sources		0.36			0.30			0.21
Net interest margin		2.61			2.66			2.77

(1)     The average balance and yield are based on average amortized cost balances.

(2)     Nonaccrual loans and related income, if any, are included in their respective loan categories.

(3)     Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(4)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended
	Sept. 30, 2005			Sept. 30, 2004
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$2,078	3.13%	$50	$993	1.30%	$10
Trading securities	6,169	6.15	284	1,638	6.95	85
Available-for-sale securities(1):
Mortgage-backed securities	15,407	4.61	533	9,870	4.04	299
Investment securities	4,569	4.74	162	12,862	3.19	308
Loans held for sale(2)	44,354	5.13	1,708	28,592	5.03	1,079
Loans held in portfolio(2):
Loans secured by real estate:
Home	110,057	4.79	3,952	105,559	4.18	3,311
Specialty mortgage finance(3)	19,928	5.11	763	15,223	4.83	552
Total home loans	129,985	4.84	4,715	120,782	4.26	3,863
Home equity loans and lines of credit	47,056	5.73	2,019	33,786	4.59	1,162
Home construction(4)	2,096	6.16	97	2,507	5.34	101
Multi-family	23,651	5.19	920	20,810	4.98	777
Other real estate	5,138	6.53	252	6,484	5.87	287
Total loans secured by real estate	207,926	5.13	8,003	184,369	4.48	6,190
Consumer	726	10.64	58	928	10.08	70
Commercial business	2,694	4.88	99	4,482	4.24	144
Total loans held in portfolio	211,346	5.15	8,160	189,779	4.50	6,404
Other	4,323	3.39	110	4,108	3.20	99
Total interest-earning assets	288,246	5.09	11,007	247,842	4.46	8,284
Noninterest-earning assets:
Mortgage servicing rights	6,232			6,566
Goodwill	6,196			6,196
Other assets	18,166			19,082
Total assets	$318,840			$279,686
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$47,609	1.86	663	$62,396	1.27	593
Savings and money market deposits	42,125	1.65	520	33,211	1.00	249
Time deposits	58,089	3.12	1,361	33,286	2.39	598
Total interest-bearing deposits	147,823	2.29	2,544	128,893	1.49	1,440
Federal funds purchased and commercial paper	4,330	3.19	104	3,084	1.21	28
Securities sold under agreements to repurchase	15,377	3.11	363	17,711	2.26	304
Advances from Federal Home Loan Banks	68,241	3.20	1,652	57,135	2.05	892
Other	20,554	3.98	612	13,241	3.58	354
Total interest-bearing liabilities	256,325	2.73	5,275	220,064	1.82	3,018
Noninterest-bearing sources:
Noninterest-bearing deposits	34,567			33,671
Other liabilities	5,910			5,590
Stockholders’ equity	22,038			20,361
Total liabilities and stockholders’ equity	$318,840			$279,686
Net interest spread and net interest income		2.36	$5,732		2.64	$5,266
Impact of noninterest-bearing sources		0.30			0.20
Net interest margin		2.66			2.84

(1)       The average balance and yield are based on average amortized cost balances.

(2)       Nonaccrual loans and related income, if any, are included in their respective loan categories.

(3)       Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(4)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from
	June 30, 2005	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2005	2005	2005	2005	2004	2004
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$1,529	$20,622	$19,093	$18,599	$17,463	$16,178
Interest bearing	(1,737)	44,294	46,031	48,988	51,099	52,378
Total checking deposits	(208)	64,916	65,124	67,587	68,562	68,556
Savings and money market deposits	1,065	35,579	34,514	35,184	36,836	38,620
Time deposits(1)	4,314	40,476	36,162	31,819	27,268	24,825
Total retail deposits	5,171	140,971	135,800	134,590	132,666	132,001
Commercial business deposits	110	9,758	9,648	8,447	7,611	7,369
Wholesale deposits	896	24,534	23,638	24,969	18,448	14,052
Custodial and escrow deposits(2)	(82)	15,149	15,231	15,625	14,933	15,273
Total deposits	$6,095	$190,412	$184,317	$183,631	$173,658	$168,695

(1)

Weighted average remaining maturity of time deposits was 12 months at September 30, 2005, 13 months at June 30, 2005, 14 months at March 31, 2005, and 16 months at December 31, 2004, and September 30, 2004.

(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Retail Deposit Accounts(1)
Checking	9,680,317	9,427,222	9,183,194	8,981,060	8,874,823
Money market and savings	5,560,060	5,395,091	5,250,907	5,110,674	5,030,884
Total transaction accounts(2)	15,240,377	14,822,313	14,434,101	14,091,734	13,905,707
Time deposits	1,486,582	1,416,689	1,300,580	1,208,870	1,171,127
Total accounts, end of period	16,726,959	16,239,002	15,734,681	15,300,604	15,076,834

Net transaction account changes	418,064	388,212	342,367	186,027	325,746
Net total account changes	487,957	504,321	434,077	223,770	331,871

(1)   The information provided in this table represents the number of accounts.

(2)   Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Retail Banking Stores
Stores, beginning of period	1,997	1,968	1,939	1,872	1,816
Net stores opened during the quarter	54	29	29	67	56
Stores, end of period	2,051	1,997	1,968	1,939	1,872

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Assets Under Management	$24,546	$23,348	$22,454	$22,196	$20,617

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Loan Volume
Home loans:
Adjustable rate	$26,607	$25,293	$22,947	$26,141	$25,589
Fixed rate	21,122	19,355	17,147	15,448	14,635
Specialty mortgage finance(1)	8,413	8,753	7,656	9,362	7,536
Total home loan volume	56,142	53,401	47,750	50,951	47,760
Home equity loans and lines of credit	10,828	10,888	8,887	9,307	10,527
Home construction loans(2)	370	258	245	293	640
Multi-family	2,580	2,459	2,121	2,240	2,050
Other real estate	465	371	345	257	352
Total loans secured by real estate	70,385	67,377	59,348	63,048	61,329
Consumer	182	82	43	77	138
Commercial business	165	159	124	96	358
Total loan volume	$70,732	$67,618	$59,515	$63,221	$61,825
Loan Volume by Channel
Retail	$32,614	$30,565	$25,569	$28,766	$30,285
Wholesale	20,000	20,323	16,716	18,441	16,079
Purchased/correspondent	18,118	16,730	17,230	16,014	15,461
Total loan volume by channel	$70,732	$67,618	$59,515	$63,221	$61,825
Refinancing Activity(3)
Home loan refinancing	$29,084	$27,583	$28,641	$30,752	$23,834
Home equity loans and lines of credit and consumer	245	475	392	336	360
Home construction loans	17	13	10	13	9
Multi-family and other real estate	738	700	660	565	621
Total refinancing	$30,084	$28,771	$29,703	$31,666	$24,824
Home Loan Volume
Short-term adjustable-rate loans(4):
Option ARMs	$16,353	$19,564	$15,644	$18,898	$18,902
Other ARMs	1,237	367	974	972	171
Total short-term adjustable-rate loans	17,590	19,931	16,618	19,870	19,073
Medium-term adjustable-rate loans(5)	16,454	13,388	13,409	14,890	12,866
Fixed-rate loans	22,098	20,082	17,723	16,191	15,821
Total home loan volume	$56,142	$53,401	$47,750	$50,951	$47,760

Note:  Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $466 million, $477 million, $563 million, $785 million and $898 million for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004.

(1)       Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.

(2)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)       Includes loan refinancing entered into by both new and pre-existing loan customers.

(4)       Short-term is defined as adjustable-rate loans that reprice within one year or less.

(5)       Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2005	2004
Loan Volume
Home loans:
Adjustable rate	$74,848	$77,164
Fixed rate	57,624	62,275
Specialty mortgage finance(1)	24,821	21,972
Total home loan volume	157,293	161,411
Home equity loans and lines of credit	30,603	30,515
Home construction loans(2)	873	2,088
Multi-family	7,160	5,921
Other real estate	1,180	1,482
Total loans secured by real estate	197,109	201,417
Consumer	308	259
Commercial business	448	1,835
Total loan volume	$197,865	$203,511
Loan Volume by Channel
Retail	$88,749	$96,131
Wholesale	57,039	51,032
Purchased/correspondent	52,077	56,348
Total loan volume by channel	$197,865	$203,511
Refinancing Activity(3)
Home loan refinancing	$85,307	$97,268
Home equity loans and lines of credit and consumer	1,112	2,614
Home construction loans	41	34
Multi-family and other real estate	2,097	2,079
Total refinancing	$88,557	$101,995
Home Loan Volume
Short-term adjustable-rate loans(4):
Option ARMs	$51,561	$48,587
Other ARMs	2,578	1,700
Total short-term adjustable-rate loans	54,139	50,287
Medium-term adjustable-rate loans(5)	43,250	43,216
Fixed-rate loans	59,904	67,908
Total home loan volume	$157,293	$161,411

Note:  Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.51 billion and $2.64 billion for the nine months ended September 30, 2005 and September 30, 2004.

(1)       Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.

(2)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)       Includes loan refinancing entered into by both new and pre-existing loan customers.

(4)       Short term is defined as adjustable-rate loans that reprice within one year or less.

(5)       Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from
	June 30, 2005	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2005	2005		2005	2005	2004	2004
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs	$1,330	$67,863	(2)	$66,533	$67,938	$66,310	$66,530
Other ARMs	2,053	12,956		10,903	10,462	9,065	8,812
Total short-term adjustable-rate loans	3,383	80,819		77,436	78,400	75,375	75,342
Medium-term adjustable-rate loans(3)	111	43,610		43,499	46,789	45,197	45,060
Fixed-rate loans	(22)	8,616		8,638	8,794	8,562	9,133
Total home loans(4)	3,472	133,045		129,573	133,983	129,134	129,535
Home equity loans and lines of credit	1,617	50,066		48,449	45,849	43,650	40,505
Home construction(5)	(18)	2,019		2,037	2,170	2,344	2,732
Multi-family	774	25,014		24,240	23,247	22,282	21,640
Other real estate	14	4,929		4,915	5,311	5,664	6,268
Total loans secured by real estate	5,859	215,073		209,214	210,560	203,074	200,680
Consumer	(34)	669		703	747	792	831
Commercial business	(368)	2,452		2,820	2,807	3,205	4,647
Total loans held in portfolio	5,457	218,194		212,737	214,114	207,071	206,158
Less: allowance for loan and lease losses	(21)	(1,264)		(1,243)	(1,280)	(1,301)	(1,322)
Total net loans held in portfolio	5,436	216,930		211,494	212,834	205,770	204,836
Loans held for sale(6)	(3,104)	48,018		51,122	41,197	42,743	29,184
Total net loans	$2,332	$264,948		$262,616	$254,031	$248,513	$234,020

(1)       Short-term is defined as adjustable-rate loans that reprice within one year or less.

(2)       At September 30, 2005, the total amount by which the unpaid principal balance (“UPB”) of Option ARM loans exceeded their original principal amount was $76 million.

(3)       Medium-term is defined as adjustable-rate loans that reprice after one year.

(4)       Includes specialty mortgage finance loans, which are composed of purchased subprime loans and certain mortgages originated by Long Beach Mortgage Company.  Specialty mortgage finance loans were $21.16 billion, $20.17 billion, $21.54 billion, $19.18 billion and $17.34 billion at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004.

(5)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)       Fair value of loans held for sale was $48.14 billion, $51.39 billion, $41.38 billion, $43.02 billion and $29.32 billion as of September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	June 30, 2005	Sept. 30,	Coupon	June 30,	Coupon	Sept. 30,	Coupon
	to Sept. 30, 2005	2005	Rate	2005	Rate	2004	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$1,330	$67,863	5.44%	$66,533	5.06%	$66,530	3.96%
Other ARMs	2,053	12,956	6.27	10,903	6.37	8,812	6.56
Total short-term adjustable-rate loans	3,383	80,819	5.57	77,436	5.24	75,342	4.26
Medium-term adjustable-rate loans(2)	111	43,610	5.58	43,499	5.53	45,060	5.40
Fixed-rate loans	(22)	8,616	6.60	8,638	6.60	9,133	6.80
Total home loans held in portfolio	3,472	133,045	5.64	129,573	5.43	129,535	4.84
Home equity loans and lines of credit:
Short-term (Prime based or treasury based)(1)	513	37,328	6.76	36,815	6.16	30,875	4.66
Fixed-rate loans	1,104	12,738	6.45	11,634	6.37	9,630	6.35
Total home equity loans and lines of credit	1,617	50,066	6.68	48,449	6.21	40,505	5.06
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	470	9,449	5.30	8,979	4.98	7,131	4.12
Other ARMs	139	6,451	5.49	6,312	5.13	5,356	4.24
Total short-term adjustable-rate loans	609	15,900	5.38	15,291	5.04	12,487	4.17
Medium-term adjustable-rate loans(2)	160	7,525	5.26	7,365	5.26	7,365	5.33
Fixed-rate loans	5	1,589	6.68	1,584	6.75	1,788	6.92
Total multi-family loans held in portfolio	774	25,014	5.42	24,240	5.22	21,640	4.79
Total selected loans held in portfolio secured by real estate(3)	5,863	208,125	5.87	202,262	5.59	191,680	4.88
Loans held for sale(4)	(3,098)	47,888	5.34	50,986	5.12	29,061	4.87
Total selected loans secured by real estate	2,765	256,013	5.77	253,248	5.50	220,741	4.87
MBS(5):
Short-term adjustable-rate MBS(1)	602	10,289	4.58	9,687	4.15	8,675	3.30
Medium-term adjustable-rate MBS(2)	1,085	2,656	5.02	1,571	4.68	249	3.22
Fixed-rate MBS	1,105	4,216	5.25	3,111	5.20	780	6.47
Total MBS(6)	2,792	17,161	4.81	14,369	4.44	9,704	3.55
Total selected loans secured by real estate and MBS	$5,557	$273,174	5.71	$267,617	5.44	$230,445	4.82

(1)       Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(2)       Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.

(3)       At September 30, 2005, June 30, 2005, and September 30, 2004, the adjustable-rate loans with lifetime caps were $182.35 billion, $177.53 billion, and $167.62 billion with a lifetime weighted average cap rate of 12.30%, 12.35% and 12.24%.

(4)       Excludes student loans.

(5)       Includes only those securities designated as available-for-sale.  Excludes principal-only strips and interest-only strips.

(6)       At September 30, 2005, June 30, 2005 and September 30, 2004, the adjustable-rate MBS with lifetime caps were $12.74 billion, $11.10 billion and $8.87 billion with a lifetime weighted average cap rate of  10.19%, 10.15% and 10.55%.

	June 30, 2005	Dec. 31, 2004
	to Sept. 30, 2005	to Sept. 30, 2005
Rollforward of Loans Held for Sale
Balance, beginning of period	$51,122	$42,743
Loans originated, purchased and transferred from held in portfolio	45,049	128,186
Loans transferred to held in portfolio	(3,685)	(6,366)
Loans sold and other	(44,468)	(116,545)
Balance, end of period	$48,018	$48,018
Rollforward of Loans Held in Portfolio
Balance, beginning of period	$212,737	$207,071
Loans originated, purchased and transferred from held for sale	29,374	78,955
Loan payments, transferred to held for sale and other	(23,917)	(67,832)
Balance, end of period	$218,194	$218,194

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$206	$250	$181	$157	$210
Revaluation gain (loss) from derivatives	73	(79)	80	25	(23)
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	279	171	261	182	187
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)	538	527	512	479	485
Amortization of MSR	(555)	(564)	(570)	(636)	(589)
MSR valuation adjustments(2)	412	(77)	539	257	165
Revaluation gain from derivatives	40	61	35	70	256
Home mortgage loan servicing revenue (expense), net of hedging and derivative risk management instruments	435	(53)	516	170	317
Total revenue from sales and servicing of home mortgage loans	714	118	777	352	504
Impact of other MSR risk management instruments:
Revaluation gain (loss) from certain trading securities	(217)	259	(109)	36	45
Gain (loss) from certain available-for-sale securities	–	26	(44)	(4)	–
Total impact of other MSR risk management instruments	(217)	285	(153)	32	45
Total revenue from sales and servicing of home mortgage loans and all MSR risk management instruments	$497	$403	$624	$384	$549

	Nine Months Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Sept. 30, 2005	Sept. 30, 2004
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$637	$494
Revaluation gain from derivatives	74	56
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	711	550
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)	1,576	1,464
Amortization of MSR	(1,689)	(1,884)
MSR valuation adjustments(2)	874	(493)
Revaluation gain from derivatives	137	1,398
Home mortgage loan servicing revenue, net of hedging and derivative risk management instruments	898	485
Total revenue from sales and servicing of home mortgage loans	1,609	1,035
Impact of other MSR risk management instruments:
Revaluation gain (loss) from certain trading securities	(66)	45
Gain (loss) from certain available-for-sale securities	(18)	5
Total impact of other MSR risk management instruments	(84)	50
Total revenue from sales and servicing of home mortgage loans and all MSR risk management instruments	$1,525	$1,085

(1)       Includes late charges, prepayment fees and loan pool expenses, which represent the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff.

(2)       Net of fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR that results from the application of the lower of cost or market value accounting methodology.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments	$849	$(813)	$545	$(123)	$(885)
Amortization of MSR	(555)	(564)	(570)	(636)	(589)
(Impairment) reversal	413	(250)	427	179	(266)
Net change in MSR valuation	707	(1,627)	402	(580)	(1,740)
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments	(850)	986	(433)	201	1,316
Revaluation gain from derivatives	40	61	35	70	256
Revaluation gain (loss) from certain trading securities	(217)	259	(109)	36	45
Gain (loss) from certain available-for-sale securities	–	26	(44)	(4)	–
Total gain (loss) on MSR hedging and risk management instruments	(1,027)	1,332	(551)	303	1,617
Total MSR risk management and amortization	$(320)	$(295)	$(149)	$(277)	$(123)

	Nine Months Ended
	Sept. 30, 2005	Sept. 30, 2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments	$580	$822
Amortization of MSR	(1,689)	(1,884)
(Impairment) reversal	590	(646)
Net change in MSR valuation	(519)	(1,708)
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments	(296)	(669)
Revaluation gain from derivatives	137	1,398
Revaluation gain (loss) from certain trading securities	(66)	45
Gain (loss) from certain available-for-sale securities	(18)	5
Total gain (loss) on MSR hedging and risk management instruments	(243)	779
Total MSR risk management and amortization	$(762)	$(929)

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$5,730	$6,802	$5,906	$6,112	$7,501
Home loans:
Additions	605	555	490	372	348
Amortization	(555)	(564)	(570)	(636)	(589)
(Impairment) reversal	413	(250)	427	179	(266)
Statement No. 133 MSR accounting valuation adjustments	849	(813)	545	(123)	(885)
Net change in commercial real estate MSR	–	–	4	2	3
Balance, end of period(3)	$7,042	$5,730	$6,802	$5,906	$6,112
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$1,746	$1,513	$1,981	$2,653	$2,417
Impairment (reversal)	(413)	250	(427)	(179)	266
Other-than-temporary impairment	(18)	(11)	(34)	(486)	(22)
Other	(3)	(6)	(7)	(7)	(8)
Balance, end of period	$1,312	$1,746	$1,513	$1,981	$2,653
Rollforward of Loans Serviced for Others
Balance, beginning of period	$543,324	$542,797	$540,392	$551,245	$558,388
Home loans:
Additions	43,418	36,174	34,533	27,218	29,699
Loan payments and other	(39,005)	(35,689)	(32,861)	(38,529)	(37,035)
Net change in commercial real estate loans serviced for others	(159)	42	733	458	193
Balance, end of period	$547,578	$543,324	$542,797	$540,392	$551,245

	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Total Servicing Portfolio
Loans serviced for others	$547,578	$543,324	$542,797	$540,392	$551,245
Servicing on retained MBS without MSR	1,487	1,592	1,702	1,808	2,713
Servicing on owned loans	245,165	243,494	233,738	229,879	217,592
Subservicing portfolio	749	825	421	461	502
Total servicing portfolio	$794,979	$789,235	$778,658	$772,540	$772,052

	September 30, 2005
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$47,920	46
Agency	328,101	31
Private	147,030	40
Specialty home loans	24,527	52
Total loans serviced for others(4)	$547,578	36

(1)         Net of valuation allowance.

(2)         MSR as a percentage of loans serviced for others was 1.29%, 1.05%, 1.25%, 1.09% and 1.11% at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004.

(3)         At September 30, 2005, the aggregate MSR fair value was $7.06 billion.

(4)         Weighted average coupon rate (annualized) was 5.86% at September 30, 2005.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,243	$1,280	$1,301	$1,322	$1,293
Other	–	(29)	–	(20)	–
Provision for loan and lease losses	52	31	16	37	56
	1,295	1,282	1,317	1,339	1,349
Loans charged off:
Loans secured by real estate:
Home	(9)	(11)	(11)	(9)	(6)
Specialty mortgage finance(1)	(15)	(11)	(10)	(10)	(11)
Total home loans charged off	(24)	(22)	(21)	(19)	(17)
Home equity loans and lines of credit	(10)	(8)	(5)	(3)	(6)
Home construction(2)	–	(2)	–	(1)	–
Multi-family	–	(1)	–	(2)	–
Other real estate	(4)	(2)	(1)	(1)	(1)
Total loans secured by real estate	(38)	(35)	(27)	(26)	(24)
Consumer	(8)	(9)	(13)	(17)	(11)
Commercial business	(4)	(8)	(6)	(8)	(4)
Total loans charged off	(50)	(52)	(46)	(51)	(39)
Recoveries of loans previously charged off:
Loans secured by real estate:
Specialty mortgage finance(1)	1	1	1	1	1
Home equity loans and lines of credit	1	1	–	2	–
Multi-family	2	–	–	–	1
Other real estate	8	3	1	2	2
Total loans secured by real estate	12	5	2	5	4
Consumer	5	6	5	4	5
Commercial business	2	2	2	4	3
Total recoveries of loans previously charged off	19	13	9	13	12
Net charge-offs	(31)	(39)	(37)	(38)	(27)
Balance, end of quarter	$1,264	$1,243	$1,280	$1,301	$1,322
Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.06%	0.07%	0.07%	0.07%	0.05%
Allowance as a percentage of total loans held in portfolio	0.58	0.58	0.60	0.63	0.64

(1)       Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company that are designated as held for investment.

(2)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$472	$495	$495	$534	$529
Specialty mortgage finance(2)	755	692	734	682	617
Total home nonaccrual loans	1,227	1,187	1,229	1,216	1,146
Home equity loans and lines of credit	68	67	74	66	50
Home construction(3)	10	11	25	28	31
Multi-family	18	15	15	12	23
Other real estate	69	116	159	162	173
Total nonaccrual loans secured by real estate	1,392	1,396	1,502	1,484	1,423
Consumer	8	8	8	9	11
Commercial business	65	59	59	41	37
Total nonaccrual loans held in portfolio	1,465	1,463	1,569	1,534	1,471
Foreclosed assets	256	256	264	261	281
Total nonperforming assets	$1,721	$1,719	$1,833	$1,795	$1,752
As a percentage of total assets	0.52%	0.53%	0.57%	0.58%	0.61%
Restructured loans	$25	$25	$27	$34	$38
Total nonperforming assets and restructured loans	$1,746	$1,744	$1,860	$1,829	$1,790

(1)         Excludes nonaccrual loans held for sale of $152 million at September 30, 2005. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $108 million, $112 million, $76 million and $84 million at June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)         Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company that are designated as held for investment.

(3)         Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.